                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2001

                      FORD CREDIT AUTO OWNER TRUST 2001-B
              (Ford Credit Auto Receivables Two LLC - Originator)
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   333-54664                 38-6779454
-----------------------------  -----------------------   --------------------
      (State or other          (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                             Identification No.)


One American Road, Dearborn, Michigan                          48126
----------------------------------------                 -------------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code 313-322-3000

ITEM 5. Other Events.

        In connection with the issuance by Ford Credit Auto Owner Trust 2001-B (the "Trust") of Asset Backed Securities pursuant to the Prospectus dated February 13, 2001 and the Prospectus Supplement dated March 13, 2001 with the Securities and Exchange Commission pursuant to its Rule 424(b)(2), Ford Credit Auto Receivables Two LLC ("FCARTLLC") is filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                             EXHIBITS

DESIGNATION                 DESCRIPTION                METHOD OF FILING
-----------                 -----------                ----------------
Exhibit 4.1       Conformed copy of the Indenture      Filed with this Report.
                  dated as of March 1, 2001 between
                  the Trust and The Chase Manhattan
                  Bank (the "Indenture Trustee").

Exhibit 4.2       Conformed copy of the Amended and    Filed with this Report.
                  Restated Trust Agreement dated as
                  of March 1, 2001 among FCARTLLC;
                  The Bank of New York, as owner
                  trustee, and The Bank of New York
                  (Delaware), as Delaware trustee.

Exhibit 8.1       Opinion of Skadden, Arps, Slate,     Filed with this Report
                  Meagher & Flom LLP with respect
                  to certain federal income tax
                  matters.

Exhibit 8.2       Opinion of R.P. Conrad, Assistant    Filed with this Report.
                  Secretary and Counsel-Corporate
                  of Ford Motor Credit Company
                  ("Ford Credit") relating to
                  certain Michigan tax matters.

Exhibit 10.1      Schedule to the ISDA                 Filed with this Report.
                  Master Agreement dated as of
                  March 13, 2001 between Merrill
                  Lynch Capital Services, Inc.
                  ("Party A") and Ford Credit
                  Auto Owner Trust 2001-B ("Party B")

Exhibit 10.2      Letter Agreement dated as of         Filed with this Report.
                  March 13, 2001 between Merrill
                  Lynch Capital Services, Inc. and
                  Ford Credit Auto Owner Trust 2001-B
                  relating to Class A-3 Swap
                  Confirmation

DESIGNATION                        DESCRIPTION                   METHOD OF FILING
-----------                        -----------                   ----------------
Exhibit 23.1             Consent of Skadden, Arps, Slate,        Filed with this Report.
                         Meagher & Flom LLP (included as
                         part of Exhibit 8.1).

Exhibit 23.2             Consent of R.P. Conrad, Assistant       Filed with this Report.
                         Secretary and Counsel-Corporate of
                         Ford Credit (included as part of
                         Exhibit 8.2).

Exhibit 99.1             Conformed copy of the Sale and          Filed with this Report.
                         Servicing Agreement dated as of
                         March 1, 2001 among  FCARTLLC,
                         Ford Credit and the Trust.

Exhibit 99.2             Conformed copy of the                   Filed with this Report.
                         Administration Agreement dated
                         as of March 1, 2001 among Ford
                         Credit, as administrator, the
                         Indenture Trustee and the Trust.

Exhibit 99.3             Conformed copy of the Purchase          Filed with this Report.
                         Agreement dated as of March 1,
                         2001 between Ford Credit and
                         FCARTLLC.

Exhibit 99.4             Appendix A - Defined Terms              Filed with this Report.


                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                   Ford Credit Auto Receivables Two LLC
                                               (Registrant)





Date: April 6, 2001                By: /s/ E.E. Smith-Sulfaro
                                      -----------------------------
                                      Assistant Secretary

                                 EXHIBIT INDEX

DESIGNATION                   DESCRIPTION
-----------                   -----------
Exhibit 4.1              Conformed copy of the Indenture
                         dated as of March 1, 2001 between
                         the Trust and the Indenture Trustee.

Exhibit 4.2              Conformed copy of the Amended and
                         Restated Trust Agreement dated as
                         of March 1, 2001 among FCARTLLC,
                         The Bank of New York, as owner
                         trustee, and The Bank of New York
                         (Delaware), as Delaware trustee.

Exhibit 8.1              Opinion of Skadden, Arps, Slate,
                         Meagher & Flom LLP with respect
                         to certain federal income tax
                         matters.

Exhibit 8.2              Opinion of R.P. Conrad, Assistant
                         Secretary and Counsel-Corporate of
                         Ford Credit relating to certain
                         Michigan tax matters.

Exhibit 10.1 Schedule to the ISDA Master Agreement dated as of March 13, 2001 between Merrill Lynch Capital Services, Inc. ("Party A") and Ford Credit Auto Owner Trust 2001-B ("Party B")

Exhibit 10.2             Letter Agreement dated as of March 13,
                         2001 between Merrill Lynch Capital Services,
                         Inc. and Ford Credit Auto Owner Trust
                         2001-B relating to Class A-3 Swap Confirmation

DESIGNATION                        DESCRIPTION
-----------                        -----------
Exhibit 23.1             Consent of Skadden, Arps, Slate,
                         Meagher & Flom LLP (included as
                         part of Exhibit 8.1).

Exhibit 23.2             Consent of R.P. Conrad, Assistant
                         Secretary and Counsel-Corporate of
                         Ford Credit (included as part of
                         Exhibit 8.2).

Exhibit 99.1             Conformed copy of the Sale and
                         Servicing Agreement dated as of
                         March 1, 2001 among  FCARTLLC,
                         Ford Credit and the Trust.

Exhibit 99.2             Conformed copy of the
                         Administration Agreement dated
                         as of March 1, 2001 among Ford
                         Credit, as administrator, the
                         Indenture Trustee and the Trust.

Exhibit 99.3             Conformed copy of the Purchase
                         Agreement dated as of March 1,
                         2001 between Ford Credit and
                         FCARTLLC.

Exhibit 99.4             Appendix A - Defined Terms